John Hancock Funds II Supplement dated 1-30-09 to the current Class 1 Prospectus

Absolute Return Portfolio

Demetrius Schetakis no longer serves as Portfolio Manager to the fund. All references to Mr. Schetakis are hereby removed.

John Hancock Funds II Supplement dated 1-30-09 to the current Class A, B, C, I, R, R1, R2, R3, R4 and R5 Shares Prospectuses

Lifecycle Retirement Portfolio

Demetrius Schetakis no longer serves as Portfolio Manager to the fund. All references to Mr. Schetakis are hereby removed.

John Hancock Funds II Supplement dated 1-30-09 to the current Class A Shares Prospectuses

Retirement Distribution Portfolio Retirement Rising Distribution Portfolio

Demetrius Schetakis no longer serves as Portfolio Manager to the funds. All references to Mr. Schetakis are hereby removed.